CENTURY CASINOS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     Notice is hereby given that the Annual Meeting of Stockholders of Century Casinos, Inc. (the "Company"), a Delaware corporation, will be convened at 10:00 a.m., Mountain Daylight Time, on Friday, June 5, 1998, at 1625 Broadway, Suite 1600, Denver, Colorado, for the following purposes:

     1. To elect two Class I directors and one Class III director to the Board of Directors;

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on April 29, 1998 will be entitled to vote at the meeting. These materials will be first mailed to stockholders on or about May 5, 1998.

                           --------------------------

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES MAY BE VOTED AT THE MEETING. IF YOU ATTEND THE MEETING YOU CAN REVOKE YOUR PROXY AND VOTE IN PERSON. YOUR VOTE IS IMPORTANT.

                           --------------------------

                                    By Order of the Board of Directors

                                    /s/ Norbert Teufelberger
                                        ----------------------------------------
                                        Norbert Teufelberger, Secretary
Cripple Creek, Colorado
April 29, 1998

                              CENTURY CASINOS, INC.
                          200 - 220 East Bennett Avenue
                             Cripple Creek, CO 80813

                                 PROXY STATEMENT

                         Annual Meeting of Stockholders
                             To Be Held June 5, 1998

                                   IN GENERAL

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Century Casinos, Inc. (the "Company"), to be used at the Annual Meeting of Stockholders (the "Meeting") to be held on Friday, June 5, 1998, at 1625 Broadway, Suite 1600, Denver, Colorado, at 10:00 a.m., Mountain Daylight Time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The enclosed material will be mailed on or about May 5, 1998 to stockholders of the Company.

     The shares covered by the enclosed proxy, if received by the Board of Directors prior to the Meeting, will be voted in favor of the election of the nominees to the Board of Directors named in this proxy statement. A proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company at its above address or by a subsequently executed proxy. Stockholders may vote their shares in person if they attend the Meeting, even if they have executed and returned a proxy. If no instructions are indicated on the proxy, the shares will be voted in favor of the proposals to be considered at the Meeting. The matters to be brought before the Meeting are the election of two Class I directors and one Class III director of the Board of Directors, and the transaction of such other business as may come before the Meeting.

     Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited by mail, and, in addition, directors, officers and regular employees of the Company (who will not receive any additional compensation) may solicit proxies personally, by telephone or by special correspondence. The Company will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of the Company's common stock.

                                VOTING SECURITIES

     Only stockholders of record at the close of business on April 29, 1998 will be entitled to vote at the Meeting. On that date, there were issued and outstanding 15,381,385 shares of the Company's $.01 par value common stock, the only class of voting securities of the Company. Each share of common stock is entitled to one vote per share. Cumulative voting in the election of directors is not permitted.

     A majority of the number of the outstanding shares of common stock, represented either in person or by proxy, will constitute a quorum for the transaction of business at the Meeting. Of the votes cast at the Meeting, a vote of the holders of the majority of the common stock present, either in person or by proxy, is required to elect each director nominee.

     The following table sets forth information as of April 28, 1998, concerning record common stock ownership by beneficial owners of five percent or more of the Company's common stock and the officers and directors of the Company. All of the named persons below other than Thomas Graf are officers or directors of the
Company:

                  Name and                      Amount and
                  Address of                    Nature of             Percent of
Title of Class    Beneficial Owner              Beneficial Ownership     Class

Common Stock,     Erwin Haitzmann               1,552,338 (a)             9.5%
$.01 par value    999 18th Street, Suite 1810
                  Denver, CO 80202

Common Stock,     Peter Hoetzinger                910,456 (b)             5.7%
$.01 par value    999 18th Street, Suite 1810
                  Denver, CO 80202

Common Stock,     James D. Forbes                 867,328 (c)             5.5%
$.01 par value    999 18th Street, Suite 1810
                  Denver, CO 80202

Common Stock,     Norbert Teufelberger            503,832 (d)             3.2%
$.01 par value    999 18th Street, Suite 1810
                  Denver, CO 80202

Common Stock,     Robert S. Eichberg               13,333 (e)             (f)
$.01 par value    1801 California Street,
                  Suite 4650
                  Denver, CO 80202

Common Stock,     Gottfried Schellmann             52,333 (g)             (f)
$.01 par value    Lerchengasse 2
                  2340 Moedling, Austria

Common Stock,     Brad Dobski                      81,667 (h)             (f)
$.01 par value    999 18th Street, Suite 1810
                  Denver, CO 80202

Common Stock,     All Officers and Directors    3,980,788                22.3%
$.01 par value    as a Group (seven persons)

Common Stock,     Thomas Graf                   2,561,000 (i)            16.6%
$.01 par value    Liechtensteinstrasse 54
                  A-2344 Maria Enzersdorf
                  Austria
------------
(a) Includes: (i) an incentive stock option for 130,000 shares exercisable at $1.50 per share; (ii) an incentive stock option for 25,000 shares exercisable at $0.75 per share; (iii) a nonstatutory stock option for 820,000 shares exercisable at $1.50 per share; and (iv) a warrant for 13,669 shares exercisable at $2.25 per share.

(b) Includes: (i) an incentive stock option for 130,000 shares exercisable at $1.50 per share; (ii) an incentive stock option for 25,000 shares exercisable at $0.75 per share (iii) a nonstatutory stock option for 413,000 shares exercisable at $1.50 per share; (iv) a warrant for 8,728 shares exercisable at $2.25 per share; and (v) 100,000 shares held by Mr. Hoetzinger's spouse.

(c) Includes: (i) an incentive stock option for 130,000 shares exercisable at $1.50 per share; (ii) an incentive stock option for 25,000 shares exercisable at $0.75 per share (iii) a nonstatutory stock option for 328,000 shares exercisable at $1.50 per share; and (iv) a warrant for 13,064 shares exercisable at $2.25 per share.

(d) Includes: (i) an incentive stock option for 130,000 shares exercisable at $1.50 per share; (ii) an incentive stock option for 25,000 shares exercisable at $0.75 per share (iii) a nonstatutory stock option for 143,000 shares exercisable at $1.50 per share; and (iv) a warrant for 5,416 shares exercisable at $2.25 per share.

(e) Includes an incentive stock option for 3,333 shares exercisable at $0.938 per share.

(f)   Less than 1%.

(g) Includes an incentive stock option for 3,333 shares exercisable at $0.938 per share.

(h) Includes: incentive stock options for 4,500 shares exercisable at $2.25 per share; 51,667 shares exercisable at $1.50 per share; and 5,000 shares exercisable at $0.75 per share.

(i)   Includes a warrant for 50,000 shares exercisable at $2.25 per share.

             INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

     Information regarding the Board of Directors and executive officers of the Company, as of April 29, 1998, is as follows:
                                                                    Officer or
     Name                 Age    Positions Held                   Director Since

     Erwin Haitzmann       44    Chairman of the Board                March 1994

     Peter Hoetzinger      35    Vice Chairman of the Board           March 1994
                                 and Assistant Secretary

     James D. Forbes       40    Chief Executive Officer, President,  March 1994
                                 Assistant Treasurer and Director

     Norbert Teufelberger  33    Chief Financial Officer, Secretary   March 1994
                                 and Director

     Robert S. Eichberg    52    Director                           January 1997

     Gottfried Schellmann  44    Director                           January 1997

     Brad Dobski           45    Vice President-Finance and         January 1995
                                 Chief Accounting Officer

     There is no family relationship between or among any of the above-listed officers and directors.

     Erwin Haitzmann holds a Doctorate degree in Social and Economic Sciences from the University of Linz, Austria (1980), and has extensive casino gaming experience ranging from dealer (commencing in 1975) through various casino management positions. Mr. Haitzmann served as Chief Executive Officer of Casinos Austria International from 1981 to 1992. During his employment he served as chairman or member of the board of directors of more than 25 casino subsidiaries of Casinos Austria International worldwide. From October 1992 through April 1993 he was employed by Novo Invest Casino Development as Head of the Management Board. Mr. Haitzmann has been employed full-time by the Company since May 1993.

     Peter Hoetzinger received an MBA from the University of Linz, Austria, in 1986. He thereafter joined Casinos Austria International, where he was responsible for business development and acquisitions through October 1992; he served as deputy to the Chief Executive Officer and as director of 10 casino subsidiaries of Casinos Austria International. From November 1992 through April 1993, he worked for Novo Invest Casino Development. Mr. Hoetzinger has been employed full-time by the Company since May 1993.

     James D. Forbes, from 1979 to 1987, was employed in several positions in the gaming industry with British casino companies. From 1987 through January 1993, he was employed in the gaming industry by Casinos Austria International in various positions, including casino manager, general manager, operations manager and regional managing director. Mr. Forbes has been employed full-time by the Company since February 1993.

     Norbert Teufelberger received an MBA from Vienna University in 1989. He thereafter joined Casinos Austria International in 1989, as Assistant to the Chief Executive Officer, later becoming Head of International Finance & Control. There, his responsibilities included establishing financial operating systems for the parent and all subsidiary companies. Additionally, he was responsible for negotiating and establishing financing requirements of Casinos Austria International. From November 1992 through April 1993, he worked for Novo Invest Casino Development. Mr. Teufelberger has been employed full-time by the Company since May 1993.

     Robert S. Eichberg graduated from Bradley University in 1968 with a B.S. Degree in Accounting and is a Certified Public Accountant. He was employed by the public accounting firm of Deloitte & Touche LLP from 1974 to 1994, ending his tenure there as Tax Partner. From 1994 to 1996 he served as Tax Partner for the public accounting firm Price Bednar, before joining the public accounting firm Causey, Demgen & Moore, Inc. in September of 1996 as shareholder and President.

     Gottfried Schellmann graduated from University of Vienna with a law degree and is a certified tax advisor in Austria. After having worked for several firms, including KPMG Germany as tax and accounting manager, he formed Schellmann & Partner in 1993, which specializes in tax and accounting work for provinces and municipalities in Austria. He is a member of the International Bar Association and currently acts as its session chairman. He is also one of the main co-authors, together with certain officers of the Austrian Ministry of Finance, of the Austrian corporate tax code.

     Brad Dobski  holds a B.S.  Degree in  Mathematics  from the  University  of
Illinois  (1974),  a  Master's  Degree in  Accountancy  from the  University  of
Illinois (1978) and is a Certified Public Accountant. From 1978 to 1986 he was employed by the public accounting firm of Price Waterhouse, and ended his tenure as Audit Manager. From 1986 to 1994 he served in various financial management capacities in the U.S. and abroad with the Kiewit Companies, a privately-held multinational conglomerate engaged in construction, telecommunications and energy. He held the position of Financial Director of McCourt/Kiewit International prior to leaving Kiewit in April 1994. Mr. Dobski has been employed full-time by the Company since November 1994. He became Chief Accounting Officer in January 1995 and became Vice President-Finance in March 1997.

     Executive Compensation
     ----------------------

     The table below sets forth executive compensation during 1995, 1996 and 1997 to the President and Chief Executive Officer of the Company, James D. Forbes, and to all other executive officers who received greater than $100,000 in compensation in 1996 and 1997. No executive officer received compensation greater than $100,000 during 1995.

                           SUMMARY COMPENSATION TABLE

---------------------------------------------------------------------------------------------------
                                                               Awards         Payouts
---------------------------------------------------------------------------------------------------
                                                                       Securities
                                                 Other                   Under-
                                                 Annual     Restricted   lying            All Other
                                                 Compen-       Stock    Options/   LTIP     Compen-
                                Salary   Bonus   sation       Award(s)    SARs    Payouts   sation
                        Year     ($)      ($)      ($)          ($)       (#)      ($)      ($)
---------------------------------------------------------------------------------------------------
Erwin Haitzmann,        1997   130,671   54,632   1,715                                      --
Chairman of the Board   1996   125,000   22,108    --            --        --       --
---------------------------------------------------------------------------------------------------
Peter Hoetzinger,       1997   130,671   54,329     926          --        --       --       --
Vice Chairman of the    1996   125,000   21,809    --
Board and Assistant
Secretary
---------------------------------------------------------------------------------------------------
James D. Forbes,        1997   132,580   47,175   6,377
Chief Executive Officer,1996   125,000   13,189    --            --        --       --       --
President, Assistant    1995    99,500     --      --            --        --       --       --
Treasurer and Director
---------------------------------------------------------------------------------------------------
Norbert Teufelberger,   1997   130,671   38,317   3,934                                      --
Chief Financial Officer,1996   125,000    5,765    --            --        --       --
Secretary and Director
---------------------------------------------------------------------------------------------------

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth the grants of stock options to purchase shares of common stock of the Company to certain executive officers in 1997:

---------------------------------------------------------------------------------------------------
                       Number of      % of Total
                       Securities     Options
                       Underlying     Granted to
                       Options        Employees
   Name                Granted (#)    in 1997       Exercise Price   Expiration Date
---------------------------------------------------------------------------------------------------
Erwin Haitzmann,
Chairman of the           50,000        18.8%           $ 0.75             2007
Board
---------------------------------------------------------------------------------------------------
Peter Hoetzinger,         50,000        18.8%           $ 0.75             2007
Vice Chairman of the
Board and Assistant
Secretary
---------------------------------------------------------------------------------------------------
James D. Forbes           50,000        18.8%           $ 0.75             2007
Chief Executive Officer,
President, Assistant
Treasurer and Director
---------------------------------------------------------------------------------------------------
Norbert Teufelberger,     50,000        18.8%           $ 0.75             2007
Chief Financial Officer,
Secretary and Director
---------------------------------------------------------------------------------------------------
Brad Dobski,              20,000         7.5%      10,000 @ $0.75          2007
Vice President-Finance                             10,000 @ $1.00
and Chief Accounting
Officer
---------------------------------------------------------------------------------------------------

AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL  YEAR AND FISCAL  YEAR END OPTION
VALUES

     The following table sets forth the aggregate options held by certain executive officers of the Company. No options were exercised by the specified officers in 1997.

---------------------------------------------------------------------------------------------------
                                                 Number of Securities      Value of unexercised
                                      Value       Underlying options      in-the-money options at
         Name        Exercise(#)     realized  Exercisable/Unexercisable     December 31, 1997
                                                                          Exercisable/Unexercisable
---------------------------------------------------------------------------------------------------
Erwin Haitzmann,         -               -         1,000,000/25,000           $6,250/$6,250 (a)
Chairman of the
Board
---------------------------------------------------------------------------------------------------
Peter Hoetzinger,        -               -          593,000/25,000            $6,250/$6,250 (a)
Vice Chairman of the
Board and Assistant
Secretary
---------------------------------------------------------------------------------------------------
James D. Forbes,         -               -          508,000/25,000            $6,250/$6,250 (a)
Chief Executive Officer,
President,Assistant
Treasurer and Director
---------------------------------------------------------------------------------------------------
Norbert Teufelberger,    -               -          323,000/25,000            $6,250/$6,250 (a)
Chief Financial Officer,
Secretary and Director
---------------------------------------------------------------------------------------------------
Brad Dobski,             -               -           69,500/8,333             $1,250/$1,250 (a)
Vice President-Finance
and Chief Accounting
Officer
---------------------------------------------------------------------------------------------------

(a) Based on the average of the low ($0.938) and high ($1.063) bid prices of the Company's Common Stock on the Nasdaq Stock Market as quoted on December 31, 1997.

     Directors who are full-time employees receive no compensation for their services as directors; with the exception of Messrs. Eichberg and Schellmann, all of the Company's directors are full-time employees.

     Messrs. Eichberg and Schellmann, the outside directors of the Company, are being compensated for their services as follows. As of the date of joining the board of directors, both outside directors received 10,000 warrants with a five-year term exercisable at $0.938 per share. They receive $500 per Board or committee meeting attended and the Company will pay for reasonable expenses incurred in conjunction with those meetings. In addition, the outside directors receive $500 per gaming application filed with gaming regulators to compensate them for their time spent.

                        COMPLIANCE WITH SECTION 16(a) OF
                           THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than 10% of its outstanding common stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended December 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with in a timely manner.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

     In the 1994 annual meeting, the stockholders approved a proposal to divide the Board into three classes as nearly equal in number as possible. Two Class I directors were elected for an initial one-year term expiring at the 1995 Annual Meeting of Stockholders. One of the Class I directors has since resigned, and the size of the Board was reduced from five to four members. Two Class II directors, Messrs. Forbes and Hoetzinger, were elected for an initial two-year term expiring at the 1996 Annual Meeting of Stockholders. One Class III director, Mr. Haitzmann, was elected for an initial three-year term expiring at the 1997 Annual Meeting of Stockholders. Beginning with the 1995 annual meeting, each director who is elected at an Annual Meeting will be elected for a three-year term expiring at the third Annual Meeting of Stockholders after such director's election. Accordingly, under most circumstances, directors of one Class only are elected at each year's Annual Meeting of Stockholders. On January 1, 1998, the Board of Directors was expanded to add two independent directors, Robert Eichberg and Gottfried Schellmann. Because the Certificate of Incorporation of the Company provides that the three classes of directors shall be as equal in numbers as possible, Mr. Eichberg was appointed as a Class I director and Mr. Schellmann was appointed as a Class III director. At the present time, all three classes of directors are equal in number. If elected, all nominees are expected to serve until the expiration of their respective terms and until their successors are duly elected and qualified.

     At the Meeting, two Class I and one Class III directors will be elected. The proxies named on the enclosed proxy intend to vote for the election of the nominees for Class I directors, Norbert Teufelberger and Robert S. Eichberg, and for the nominee for Class III director, Gottfried Schellmann. Proxies cannot be voted for a greater number of directors than the number nominated.

     Norbert Teufelberger, a nominee for a Class I director, is presently a member of the Board of Directors, having been appointed in connection with the March 31, 1994 business combination. Mr. Teufelberger also serves on the Company's Audit Committee. He has indicated a willingness to serve; however, in the event he should become unable to serve as a director, the proxy will be voted in accordance with the best judgment of the persons acting under the proxy.

     Robert S. Eichberg, a nominee for a Class I director, was appointed to the Board on January 1, 1998, as an independent director and serves on the Company's Audit Committee. He has indicated a willingness to serve; however, in the event he should become unable to serve as a director, the proxy will be voted in accordance with the best judgment of the persons acting under the proxy.

      Gottfried Schellmann, a nominee for a Class III director, was appointed to the Board on January 1, 1998, as an independent director and serves on the Company's Audit Committee. He has indicated a willingness to serve; however, in the event he should become unable to serve as a director, the proxy will be voted in accordance with the best judgment of the persons acting under the proxy.

     The  information   concerning  Mr.  Teufelberger,   Mr.  Eichberg  and  Mr.
Schellmann, the nominees for the Class I and Class III directors, is set forth above under "Information Concerning Directors and Executive Officers."

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NOMINEES.

Certain Information Regarding the Board of Directors

     During 1997, there were no formal meetings of the Board of Directors. However, all directors were also full-time employees of the Company, and on several occasions during the year, the members of the Board of Directors executed unanimous written consents in lieu of meetings. On January 1, 1998, the Board of Directors established an Audit Committee comprising Messrs. Teufelberger, Eichberg and Schellmann. The Audit Committee assesses the Company's system of internal controls and assists in considering the recommendations and performance of the Company's independent accountants. The Board of Directors does not have separate Compensation or Nominating Committees.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP is the Company's independent public accounting firm. Deloitte & Touche LLP is expected to be the Company's independent auditor for 1998. A representative of Deloitte & Touche LLP is expected to be present at the Meeting to be available to respond to questions.

                              STOCKHOLDER PROPOSALS

     Any appropriate proposal submitted by a stockholder of the Company and intended to be presented at the 1999 annual meeting of stockholders must be received by the Company by November 1, 1998, to be included in the Company's proxy statement and related proxy for such annual meeting. Such proposals should be directed to the Secretary of the Company.

                                  OTHER MATTERS

     The Company knows of no other matters to be brought before the Meeting, but if other matters come before the Meeting, it is the intention of the persons named in the solicited proxy to vote such proxy in accordance with their judgment.

     No compensation will be paid to any person in connection with solicitation of proxies. Brokers, banks, etc., will be reimbursed for out-of-pocket and reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Company's common stock. Special solicitation of proxies may in certain instances be made personally or by telephone by officers and employees of the Company and by employees of certain banking and brokerage houses. All expenses, estimated to be normal in connection with this solicitation, will be borne by the Company. Votes will be counted manually. Abstentions will be noted, and will be counted as present for purposes of a quorum. Broker non-votes will not be counted for purposes of a quorum.

                          ANNUAL REPORT ON FORM 10-KSB

     A copy of the Annual Report on Form 10-KSB of the Company for the Year Ended December 31, 1997, without exhibits, accompanies this Proxy Statement. No such part of the Form 10-KSB is incorporated herein by reference and no part thereof is to be considered proxy soliciting material.

                                      BY ORDER OF THE BOARD OF DIRECTORS

Cripple Creek, Colorado
April 29, 1998

PROXY                                                                     PROXY
                              CENTURY CASINOS, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned stockholder of Century Casinos, Inc. acknowledges receipt of the Notice of Annual Meeting of Stockholders, to be held on Friday, June 5, 1998, at 1625 Broadway, Suite 1600, Denver, Colorado, at 10:00 a.m. Mountain Daylight Time, and hereby appoints Erwin Haitzmann or Norbert Teufelberger, or either of them, each with the power of substitution, as attorneys and proxies to vote all the shares of the undersigned at said Annual Meeting and at all adjournments thereof, hereby ratifying and confirming all that said attorneys and proxies may do or cause to be done by virtue hereof. The above-named attorneys and proxies are instructed to vote all of the undersigned's shares as follows:

(1   To elect two Class I and one Class III director to the Board of Directors:

     Norbert Teufelberger    (Class I)      [  ] For  [  ] Against  [  ] Abstain
     Robert S. Eichberg      (Class I)      [  ] For  [  ] Against  [  ] Abstain
     Gottfried Schellmann    (Class III)    [  ] For  [  ] Against  [  ] Abstain

(2) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting (Continued and to be signed on reverse side)

       ---------------------- Change to other side -----------------------

(Continued from other side)

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.
 ______________________________
| SPACE FOR ADDRESS            |                 Dated this  _____________day of
|                              |                 ________________________,  1997
|                              |                 Signature _____________________
|                              |                 Signature _____________________
|                              |
|                              |             Please sign your name exactly as it
|                              |              appears on your stock certificate.
|                              |         If shares are held jointly, each holder
|______________________________|           should sign. Executors, trustees, and
                                            other fiduciaries should so indicate
                                                                   when signing.

                                         Please sign, date and return this proxy
                                                                    Immediately.

                             Note: Securities dealers please state the number of
                                        Shares voted by this proxy ____________.

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